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                                                                EXHIBIT 10.2 (c)

                                SECOND AMENDMENT
                                       TO
                RESTATED AND AMENDED PURCHASE AND SALE AGREEMENT


         This Second Amendment (the "SECOND AMENDMENT") to the Restated and Amended Purchase and Sale Agreement ("RESTATED PURCHASE AGREEMENT") dated March 30, 2000, by and among Telex Communications, Inc. ("TELEX"), and Altec Lansing Technologies, Inc. ("ALTI"), as amended by the amendment dated April 28, 2000 ("FIRST AMENDMENT") is entered into effective as of May 15, 2000.

                              W I T N E S S E T H:

         WHEREAS, ALTI has advised Telex that it has a good faith belief that it will obtain financing from Congress Financial Corporation ("Congress") that will permit it to close the transaction contemplated by the Restated Purchase Agreement on or before May 19, 2000 and to deliver to Telex at "Closing" (as defined in Section 9.1 of the Restated Purchase Agreement) the purchase price of One Million and no/100 Dollars ($1,000,000) in cash in lieu of the promissory note; and

         WHEREAS, Telex is willing to grant to ALTI an additional period of time to obtain such financing; and

         WHEREAS, Telex and ALTI each desire to amend the terms of the Restated Purchase Agreement to extend the date by which the Closing must occur on the conditions set forth below; and

         WHEREAS, in accordance with Section 7(e) of the Restated Purchase Agreement, Telex and ALTI may amend the terms of the Restated Purchase Agreement by a writing signed by both parties.

         NOW, THEREFORE, for and in consideration of the mutual benefits to be derived, promises and agreements contained herein, and other good and value consideration, the parties hereto agree as follows:

                               A G R E E M E N T:

         1. Amendments. Section 9.1 of the Restated Purchase Agreement is hereby amended and restated in its entirety to read as follows:

                  9.1) Closing Date. The closing (herein before and hereinafter the "Closing") of the transaction contemplated by this Agreement shall be held on or before May 19, 2000 (herein before and hereinafter the "Closing Date") at such place as mutually agreed to by the parties.

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         2.       Construction. All references in any other ancillary agreements or otherwise to the Restated Purchase Agreement shall be deemed to refer to the Restated Purchase Agreement as amended by this Second Amendment. Unless otherwise defined in this Second Amendment, capitalized terms used in this Amendment will have the meanings ascribed to them in the Restated Purchase Agreement. In the event of a conflict between the respective provisions of the Restated Purchase Agreement, the First Amendment, and this Second Amendment, the terms of this Second Amendment shall control.

         3. Effect of Second Amendment. Except as specifically amended by the terms of this Second Amendment, the terms and conditions of the Restated Purchase Agreement and the First Amendment shall remain in full force and effect for all purposes, and Telex and ALTI hereby ratify and confirm the terms and conditions of the Restated Purchase Agreement and of the First Amendment, as amended pursuant to this Second Amendment.

         4. Counterparts; Facsimiles. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one and the same instrument. Each Party shall receive a duplicate original of the counterpart copy or copies executed by it. For purposes hereof, a facsimile copy of this Second Amendment, including the signature pages hereto, shall be deemed to be an original. Notwithstanding the foregoing, the Parties shall each deliver original execution copies of this Amendment to one another as soon as practicable following execution thereof.

         IN WITNESS WHEREOF, Telex and ALTI have caused this Second Amendment to be executed by their respective duly authorized officers effective as of the date first above written.


                                           TELEX COMMUNICATIONS, INC.
                                           ("TELEX")



                                           By:  Scott Myers
                                                -----------
                                           Its: Vice President
                                                --------------


                                           ALTEC LANSING TECHNOLOGIES, INC.
                                           ("ALTI")

                                           By:  Edward Anchel
                                                ---------------------
                                           Its: Chairman and CEO
                                                ----------------


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